SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 12, 1998




                           LITTLE FALLS BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



        New Jersey                      0-27010                 22-3402073
----------------------------         --------------          ---------------
(State or other jurisdiction         (SEC File No.)           (IRS Employer
     of incorporation)                                       Identification
                                                                 Number)


 86 Main Street, Little Falls, New Jersey                     07424
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (973) 256-6100
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                           LITTLE FALLS BANCORP, INC.

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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
         ------------

         On August 12, 1998, Little Falls Bancorp, Inc., Little Falls, New Jersey ("Bancorp"), and Skylands Community Bank, Hackettstown, New Jersey ("Skylands"), entered into an Agreement and Plan of Reorganizations and Merger ("Agreement"), pursuant to which, subject to the conditions and upon the terms stated therein, Little Falls will merge with and into a new company ("Acquisition Corp.") organized to effect the reorganization, and Little Falls Bank, the wholly owned subsidiary of Bancorp, will merge with and into Skylands Bank. Skylands and Acquisition Corp. will be the surviving entities and operate under the names of "Skylands Community Bank" and "Little Falls Bancorp, Inc.," respectively (the two mergers are collectively referred to herein as the "Mergers").

         In accordance with the Agreement, each share of the common stock, $.10 par value per share, of Bancorp ("Bancorp Common Stock") outstanding immediately prior to the effective time of the Mergers (the "Effective Time") will at the Effective Time be converted into one share of the common stock, $2.50 par value per, share of Acquisition Corp. ("Acquisition Corp. Common Stock"), and each share of the common stock, $2.50 par value per share, of Skylands ("Skylands Common Stock") outstanding immediately prior to the Effective Time will at the Effective Time be converted into the right to receive eight-tenths (.8) shares of Acquisition Corp. Common Stock. Bancorp shareholders and Skylands shareholders, upon completion of the Mergers, would own approximately 57% and 43% of Acquistion Corp., respectively. The Mergers will be accounted for as a "pooling of interests."


         Consummation of the transactions contemplated by the Agreement is subject to the terms and conditions contained in the Agreement, including, among other things, the receipt of approval of the Mergers by the respective shareholders of Bancorp and Skylands and the receipt of certain regulatory approvals. The Mergers and the transactions contemplated by the Agreement will be submitted for approval at meetings of the shareholders of Bancorp and Skylands in the fourth quarter of 1998. The forgoing is qualified in its entirety by reference to the complete text of the Agreement, which is filed as
Exhibit 2.1 hereto and hereby incorporated herein by reference.

         The Bancorp Common Stock is traded on the Nasdaq System under the symbol "LFBI." Skylands Common Stock is traded on the Nasdaq System under the symbol "SKCB."

         Immediately following their execution and delivery of the

Agreement, Bancorp and Skylands entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which Skylands granted Bancorp the right, upon the terms and subject to the conditions set forth therein, to purchase up to 468,530 shares of Skylands Common Stock at a price of $15.00 per share, and pursuant to the other of which Bancorp granted Skylands the right, upon the terms and subject to the conditions set forth therein, to purchase up to 493,027 shares of Bancorp Common Stock at price of $19.75 per share. The forgoing description of the Stock Option Agreements is qualified in its entirety by reference to the complete texts of the Stock Option Agreements, which are filed as Exhibits 99.1 and 99.2 hereto and hereby incorporated herein by reference. Furthermore, Skylands has reserved the right to terminate in Agreement under certain market conditions.

         A copy of the press release, dated August 13, 1998, jointly issued by Bancorp and Skylands is attached as Exhibit 99.3 hereto and is hereby incorporated herein by reference.

         A copy of the press release, dated August 14, 1998, issued by Bancorp, announcing a teleconference regarding the Mergers on Monday, August 17, 1998 at 1:00 p.m., Eastern Standard Time, is attached as Exhibit 99.4 hereto and is hereby incorporated herein by reference.

         A copy of the presentation to investors, dated August 15, 1998, relating to the Mergers and given by Bancorp is attached as Exhibit 99.5 hereto and is hereby incorporated by reference.

         CONTAINED WITHIN AND INCORPORATED BY REFERENCE IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBITS HERETO, ARE CERTAIN FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INCLUDE CERTAIN ESTIMATES AND PROJECTIONS REGARDING BANCORP, SKYLANDS AND THE COMBINED COMPANIES FOLLOWING THE MERGERS, INCLUDING WITHOUT LIMITATION ESTIMATES AND PROJECTIONS RELATING TO THE PRO FORMA BUSINESS AND ASSETS OF THE COMBINED COMPANIES, THE COST SAVINGS, REVENUE INCREASES AND RESTRUCTURING CHARGES EXPECTED AS A RESULT OF THE MERGERS AND THE EXPECTED IMPACT OF THE TRANSACTION ON EARNINGS PER SHARE OF THE CONSTITUENT COMPANIES.

         SUCH STATEMENTS ARE NOT HISTORICAL FACTS AND INCLUDE EXPRESSIONS ABOUT MANAGEMENT'S CONFIDENCE AND STRATEGIES AND MANAGEMENT'S EXPECTATIONS ABOUT THE MERGER. THESE STATEMENTS MAY BE IDENTIFIED BY SUCH FORWARD-LOOKING TERMINOLOGY, AS "EXPECT", "LOOK", "BELIEVE", "ANTICIPATE", "MAY", "WILL", OR SIMILAR STATEMENTS OR VARIATIONS OF SUCH TERMS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THESE FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE SUCH A DIFFERENCE INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND UNCERTAINTIES RELATED TO THE CONSUMMATION AND EXECUTION OF THE MERGERS (INCLUDING INTEGRATION ACTIVITIES), THE DIRECTION OF INTEREST RATES, CONTINUED LEVELS OF LOAN QUALITY AND ORIGINATION VOLUME, CONTINUED


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RELATIONSHIPS  WITH MAJOR  CUSTOMERS  INCLUDING  SOURCES  FOR LOANS,  SUCCESSFUL
COMPLETION OF THE IMPLEMENTATION OF YEAR 2000 TECHNOLOGY CHANGES, AS WELL AS THE EFFECTS OF ECONOMIC CONDITIONS AND LEGAL AND REGULATORY BARRIERS AND STRUCTURE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. BANCORP ASSUMES NO OBLIGATION FOR UPDATING ANY SUCH FORWARD-LOOKING STATEMENTS AT ANY TIME.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

          (c)  Exhibits:

         Exhibit 2.1 Agreement and Plan of Reorganization and Plans of Merger, dated as of August 12, 1998, by and among Little Falls Bancorp, Inc., Little Falls Bank, Skylands Community Bank and Acquisition Corp.

         Exhibit 99.1 Stock Option Agreement, dated as of August 12, 1998 by and between Skylands Community Bank, as issuer, and Little Falls Bancorp, Inc., as grantee.

         Exhibit 99.2 Stock Option Agreement, dated as of August 12, 1998 by and between Little Falls Bancorp, Inc., as issuer, and Skylands Community Bank, as grantee.

         Exhibit 99.3           Joint Press Release, dated August 13, 1998.

         Exhibit 99.4           Press Release, dated August 14, 1998.

         Exhibit 99.5           Investor Presentation, dated August 15, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     LITTLE FALLS BANCORP, INC.



Date: August 17, 1998                                By: /s/Leonard G. Romaine
                                                         -----------------------
                                                         Leonard G. Romaine
                                                         President